Exhibit 99.1

BAIYU Holdings, Inc. announces its entry into the network layout of photovoltaic, energy storage power and fast charging stations, and new energy industry operation service business.

SHENZHEN, China, November 2, 2023 /PRNewswire/ On November 2, 2023, BAIYU Holdings, Inc. (NASDAQ: BYU) (the “company”) is pleased to announce its expansion of the company’s primary business operations. The company is expected to invest in fast charging stations and commercial machine stations, and provide customers with integrated new energy solutions and operations include photovoltaic systems, energy storage power and fast charging stations

At present, the company is actively expanding its presence in the filed of photovoltaic, energy storage power, fast charging stations, and the operation services within the new energy industry. The company adheres to its commitment to excellence in overall operation and maintenance, prioritizing quality, safety, reliability, and efficient service, and providing safer, more convenient and reliable green new energy power service for global quality customers. The Company aims to provide all-round solutions and operations for global new energy storage systems and specialized application fields. The company takes new energy as the main body and new integrated power systems as the development direction. Committed to the fields of new energy systems such as “clean energy, new energy, smart power, smart photovoltaic, fast charging station network operation and maintenance”, the company is expected to cooperate with new energy services such as photovoltaic, energy storage, electric power, charging piles and microgrid to provide customers with one-stop integrated power and energy services from design planning, integrated system, efficient operation, intelligent operation and maintenance to upgrading and transformation.

Ms. Ouyang Renmei, CEO of the company, emphasized, “under the background of dual carbon, our company will fully expand the new energy power industry in the future, help the process of global carbon neutrality, and enter the new energy power, photovoltaic and fast charging industries, which is anticipated to improve our company’s performance, enhance corporate value and contribute to our growth as a notable corporate brand.”

Safe Harbor Statement

This press release may contain certain “forward-looking statements” relating to the business of BAIYU Holdings, Inc. and its subsidiary companies. All statements, other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” “anticipates”, or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: there is uncertainty about the spread of the COVID-19 virus and the impact it will have on the Company’s operations; the demand for the Company’s products and services, global supply chains and economic activity in general; the occurrence of any event, change or other circumstances; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission by BAIYU Holdings, Inc. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

For more information, please contact:

BAIYU Holdings, Inc.

Ms. LING XI

Email: ir@tdglg.com

Tel: +1 363 252 9699